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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

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                               FORM 8-K

                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported)
                            October 2, 2000


                       QUORUM HEALTH GROUP, INC.
        (Exact name of registrant as specified in its charter)

                               Delaware
                       (State of Incorporation)

            33-31717-A                         62-1406040
            ----------                         ----------
      (Commission File Number)        (IRS Employer Identification No.)


         103 CONTINENTAL PLACE, BRENTWOOD, TENNESSEE    37027
        (Address of principal executive offices)    (Zip Code)


                            (615) 371-7979
         (Registrant's telephone number, including area code)


                            NOT APPLICABLE
         (Former name, former address and former fiscal year,
                     if changed since last report)


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ITEM 5.        OTHER EVENTS.

        The Company announced today it has reached tentative agreements with the Civil Division, U.S. Department of Justice to recommend agreements to settle two qui tam lawsuits.

ITEM 7.        EXHIBITS.

        Exhibit 20 Press release dated October 2, 2000, announcing tentative agreements to settle qui tam lawsuits.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                QUORUM HEALTH GROUP, INC.


Date: October 2, 2000           By: \s\ Terry Allison Rappuhn
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                                    Terry Allison Rappuhn, Senior Vice President
                                      & Chief Financial Officer


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                                  Exhibit Index

Exhibit No.
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20             Press Release dated October 2, 2000